UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K AMENDED

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   March 20, 2004


U.S. Realty Income Partners, L.P.
(Exact name of registrant as specified in its charter)


     Delaware                                33-17577                62-1331754
(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)                   File Number)      Indentification No.)


                     P.O. Box 58006, Nashville, TN                         37205
               (Address of principal executive offices)               (Zip Code)


Registrant?s telephone number, including area code   615-665-5959






ITEMS


Item 1.  Changes in Control of Registrant ? Not applicable

Item 2.  Acquisition or Disposition of Assets ? Not applicable

Item 3.  Bankruptcy or Receivership ? Not Applicable

Item 4. Changes in Registrant?s Certifying Accountant ? Effective January 24, 2004, Rayburn, Betts & Bates, PC, Certified Public Accountants, have been appointed as the independent auditors for the Partnership.

Exhibit A ? Letter re independence of certifying accountants

Item 5.  Other Events and Regulation FD Disclosure ? Not applicable

Item 6.  Resignations of Registrant?s Directors ? Not applicable

Item 7.  Financial Statements and Exhibits ? Not applicable

Item 8.  Change in Fiscal Year ? Not applicable

Item 9.  Regulation FD Disclosure ? Not applicable

Item 10. Amendments to the Registrant?s Code of Ethics, or Waiver of a Provision of the Code of Ethics ? Not applicable

Item 11. Temporary Suspension of Trading Under Registrant?s Employee Benefit Plans ? Not applicable

Item 12.  Results of Operations and Financial Conditions ? Not applicable




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



					U.S. REALTY INCOME PARTNERS L.P.
					By:  Vanderbilt Realty Joint Venture,
					       The General Partner

					By:  Vanderbilt Realty Associates, Inc.
					       Its Managing General Partner

					By:  s/n Robert Bond Miller
					       Robert Bond Miller, President,
					       Director, Chief Executive Officer,
					       Chief Financial Officer and Chief
					       Accounting Officer

March 20, 2004



EXHIBIT A
Letter re Independence of Certifying Accountant



January 24, 2004

The Audit Committee or Equivalent Body
U.S. Realty Income Partnership, L.P.
4010 Iroquois Avenue
Nashville, Tennessee 37205

Dear Committee Members:

We have been engaged to audit the financial statements of U.S. Realty Income Partners, L.P. (the Partnership) for the fiscal year ending December 31, 2003.

Our professional standards require that we communicate at least annually with you regarding all relationships between our Firm and the Partnership that, in our professional judgment, may reasonably be thought to bear on our independence.

We are not aware of any relationships between our Firm and the Partnership that, in our professional judgment, may reasonably be thought to bear on our independence occurring during 2003.

We hereby confirm that as of the date of this letter and for the year ended December 31, 2003, we are independent auditors and accountants with respect to the Partnership, within the meaning of the Securities Acts administered by the Securities and Exchange Commissions and the requirements of the Public Company Accounting Oversight Board.

This report is intended solely for the use of the Audit Committee, the Partners, management, and others within the Partnership and should be used for any other purposes.

We look forward to discussing this letter with you as well as other matters that may be of interest to you at our upcoming meeting. We will be prepared to answer any questions you may have regarding our independence as well as other matters.

/s/ Rayburn, Betts & Bates, P.C.
Rayburn, Betts & Bates, P.C.